                                                                    EXHIBIT 32.B

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2004, of GulfTerra Energy Partners, L.P. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William G. Manias, Vice President and Chief Financial Officer certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ WILLIAM G. MANIAS
                                          --------------------------------------
                                          William G. Manias
                                          Vice President and Chief Financial
                                          Officer
                                          (Principal Financial Officer)

                                          May 10, 2004

     A signed original of this written statement required by Section 906 has been provided to GulfTerra Energy Partners, L.P., and will be retained by GulfTerra Energy Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.